UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  02/28/2012

Pacer International, Inc.
(Exact name of registrant as specified in its charter)

Commission File Number:  000-49828

Tennessee	62-0935669
(State or other jurisdiction of	(IRS Employer
incorporation)	Identification No.)

6805 Perimeter Drive
Dublin, OH 43016
(Address of principal executive offices, including zip code)

614-923-1400
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[  ]   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.    Entry into a Material Definitive Agreement

On February 28, 2012, Pacer International, Inc. ("Pacer") sold 147 railcars to PNC Equipment Finance, LLC for a total sales price of $16,905,000. Pacer used the proceeds from the railcar sale to repay debt and for other general corporate purposes.

Item 8.01.    Other Events

In connection with the sale of the railcars, Pacer entered into a 60-month operating lease to lease the 147 railcars back from PNC Equipment Finance, LLC.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Pacer International, Inc.

Date: March 01, 2012	By:	/s/ John J. Hafferty
John J. Hafferty
Executive Vice President and Chief Financial Officer